UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

LESLIE’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39667	20-8397425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 East Indian School Road
Phoenix, Arizona		85016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 366-3999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LESL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2023, the Company filed the Sixth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) which became effective on such date. The Certificate of Incorporation is filed herewith as Exhibit 3.1, and is incorporated herein by reference. The terms of the Certificate of Incorporation are substantially the same as the terms set forth in the form previously filed as Appendix 1 to our Definitive Proxy Statement filed on January 27, 2023.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 16, 2023, Leslie’s, Inc. (the “Company”) held its 2023 annual meeting of shareholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, shareholders: (i) approved the election of two Class II directors, each to serve for a three-year term expiring at the Company’s 2026 annual meeting of shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal; (ii) ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2023; (iii) approved on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers; and (iv) approved the adoption of the Sixth Amended and Restated Certificate of Incorporation of Leslie's, Inc., which declassifies the Company's Board of Directors (the "Board") and deletes certain obsolete provisions from the Company's Certificate of Incorporation.

Set forth below are the votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as to each item of business at the 2023 Annual Meeting, as applicable:

(1) Election of Class II Directors.

Director Nominee	For	Withheld	Broker Non-Votes
James Ray, Jr.	109,331,795	52,944,137	3,461,901
John Strain	160,106,098	2,169,834	3,461,901

(2) Ratification of Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for 2023.

For	Against	Abstain	Broker Non-Votes
162,469,208	3,247,439	21,186	—

(3) Non-Binding, Advisory Vote to Approve Named Executive Officer Compensation.

For	Against	Abstain	Broker Non-Votes
156,049,712	2,914,960	3,311,260	3,461,901

(4) Adoption of Sixth Amended and Restated Certificate of Incorporation of Leslie’s, Inc.

For	Against	Abstain	Broker Non-Votes
162,164,452	98,568	12,912	3,461,901

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Sixth Amended and Restated Certificate of Incorporation, effective as of March 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESLIE’S, INC.

By:	/s/ Steven M. Weddell
Name:	Steven M. Weddell
Title:	Executive Vice President and Chief Financial Officer

Date: March 16, 2023